                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


We, the undersigned Directors of Aetna Inc. (the "Company"), hereby severally constitute and appoint Michele G. Kostin, Counsel, and Judith H. Jones, counsel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statements (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended of up to 39,710,581 Common Shares of the Company under the Company's 2000 Stock Incentive Plan and the Non-Employer Director Compensation Plan, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

WITNESS our hands on this 18th day of December, 2000

/s/ Betsy Z. Cohen                          /s/ Gerald Greenwald
--------------------------------            ----------------------------
Betsy Z. Cohen, Director                        Gerald Greenwald, Director


/s/ Barbara Hackman Franklin                 /s/ Ellen M. Hancock
--------------------------------            ----------------------------
Barbara Hackman Franklin, Director               Ellen M. Hancock, Director


--------------------------------            ----------------------------
Jeffrey E. Garten, Director                     Michael H. Jordan, Director


/s/ Jerome S. Goodman                       /s/ Jack D. Kuehler,
--------------------------------            ----------------------------
Jerome S. Goodman, Director                    Jack D. Kuehler, Director


/s/ Earl G. Graves                          /s/ Judith Rodin
--------------------------------            ----------------------------
Earl G. Graves, Director                        Judith Rodin, Director

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


We, the undersigned Executive Officers of Aetna Inc. (the "Company"), hereby severally constitute and appoint Michele G. Kostin, Counsel, and Judith H. Jones, Counsel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statements (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of up to 39,710,581 shares of Common Stock of the Company under the Company's 2000 Stock Incentive Plan and the Non-Employee Director Compensation Plan, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

WITNESS our hands on this 18th day of December, 2000


/s/ Alan M. Bennett                    /s/ John W. Rowe
---------------------                  -------------------------
Alan M. Bennett                            John W. Rowe



/s/ William H . Donaldson              /s/ Alan J. Weber
---------------------                  -------------------------
William H. Donaldson                       Alan J. Weber